Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.8%)
Denmark (2.9%)
	Novo Nordisk A/S Class B	593,833	39,705
France (8.4%)
*	L'Oreal SA	104,848	46,329
	Cie Generale des Etablissements Michelin SCA	1,218,939	44,571
	Schneider Electric SE	97,735	22,835
			113,735
Hong Kong (3.5%)
	AIA Group Ltd.	6,265,916	46,950
Japan (6.1%)
	Nomura Research Institute Ltd.	778,400	29,476
	Mitsubishi UFJ Financial Group Inc.	2,116,200	26,662
	Recruit Holdings Co. Ltd.	465,600	25,802
			81,940
Netherlands (10.3%)
	ASML Holding NV	65,908	44,121
	ING Groep NV	1,823,178	35,405
	DSM-Firmenich AG	320,645	34,833
	Wolters Kluwer NV	140,310	24,773
			139,132
Singapore (2.2%)
	DBS Group Holdings Ltd.	934,213	30,352
Spain (2.6%)
	Industria de Diseno Textil SA	654,399	35,190
Switzerland (2.9%)
	Novartis AG (Registered)	341,746	38,979
Taiwan (3.3%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,591,316	45,089
United Kingdom (7.4%)
	Diageo plc	1,694,356	47,578
	National Grid plc	2,223,861	32,099
	Compass Group plc	589,644	19,880
			99,557
United States (49.2%)
	Microsoft Corp.	210,089	83,040
	Visa Inc. Class A	140,661	48,598
	Merck & Co. Inc.	561,110	47,807
*	Edwards Lifesciences Corp.	584,581	44,130
	Procter & Gamble Co.	259,246	42,146
	Northern Trust Corp.	441,508	41,493
	Accenture plc Class A	117,619	35,186
	Prologis Inc.	333,707	34,105
	Deere & Co.	68,582	31,792
	Home Depot Inc.	86,123	31,046
	Texas Instruments Inc.	188,907	30,235
*	Arista Networks Inc.	352,227	28,978
	Danaher Corp.	145,221	28,947
	Marriott International Inc. Class A	114,080	27,217
	Weyerhaeuser Co.	960,677	24,891
*	ServiceNow Inc.	24,624	23,516
	Automatic Data Processing Inc.	77,031	23,155
	Progressive Corp.	68,377	19,264
	Trane Technologies plc	48,263	18,500
			664,046
Total Common Stocks (Cost $1,096,698)			1,334,675

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[1]	Vanguard Market Liquidity Fund (Cost $10,327)	4.350%	103,280	10,327
Total Investments (99.6%) (Cost $1,107,025)				1,345,002
Other Assets and Liabilities—Net (0.4%)				5,893
Net Assets (100%)				1,350,895
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	664,046	—	—	664,046
Common Stocks—Other	—	670,629	—	670,629
Temporary Cash Investments	10,327	—	—	10,327
Total	674,373	670,629	—	1,345,002